                                                                    Exhibit 10.7

                           STARRIDGE NETWORKS, INC.

                        COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement ("Agreement") is made as of June 6, 1996 by and between StarRidge Networks, Inc., a Delaware corporation (the "Company"), and Bobby R. Johnson, Jr. (the "Purchaser").

     1.   Sale of Stock.
          -------------

          Subject to the terms and conditions of this Agreement, on the date hereof the Company will issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 7,850,000 shares of the Company's Common Stock (the "Shares") in consideration of (i) the assignment to the Company of certain proprietary information and business concepts relating to the proposed business of the Company as set forth on the form attached as Exhibit A and (ii) cancellation of indebtedness of the Company to Purchaser. The Company and the Purchaser hereby acknowledge that the aggregate fair market value of such consideration equals $78,500.00 or $0.01 per share of Common Stock. The term "Shares" refers to the purchased Shares and all securities received in replacement of Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which the Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   Closing.
          -------

          (a) The closing of the purchase and sale of the Shares under this Agreement (the "Closing") shall be held at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California simultaneously with the execution of this Agreement by the parties or on such other date as the Company and the Purchaser may agree (the "Closing Date"). At the Closing, the Company will deliver to the Purchaser a certificate representing the Shares to be purchased by the Purchaser (which shall be issued in the Purchaser's name) against payment of the purchase price therefor.


          (b) Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates representing the Shares, together with (i) an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit B executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of said Shares to the Company if, as and when required under this Section 2(b) or under any other provision of this Agreement including, without limitation, Section 3. In addition, Purchaser's spouse, if any, shall execute and deliver to the Company the Consent of Spouse attached to this Agreement as Exhibit C.

     3.   Limitations on Transfer.
          -----------------------

          In addition to any other limitation on transfer created by applicable securities laws, the Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's repurchase option, except as provided in Section 3(i) below. After any Shares have been released from such repurchase option, the Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with this Section 3 and applicable securities laws:

          (a)  Repurchase Option. In the event of (i) the voluntary termination
               -----------------
of Purchaser's employment or consulting relationship with the Company, other than a Constructive Termination (as defined below) or (ii) the termination of Purchaser's employment relationship with the Company "for Cause" (as defined below), the Company shall upon the date of such termination have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase all or any portion of the Shares held by the Purchaser as of such date which have not yet been released from the Company's repurchase option, at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like). The option shall be exercised by the Company by written notice to the Purchaser or the Purchaser's executor and, at the Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such Notice of a check in the amount of the purchase price for the Shares being purchased, or (ii) in the event the Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (iii) by a combination of
(i) and (ii) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by the Purchaser. One hundred percent (100%) of the Shares purchased by the Purchaser (the "Unvested Shares") shall initially be subject to the Company's repurchase option as set forth above. Thereafter, the Unvested Shares held by the Purchaser shall be released from the Company's repurchase option under this Section 3(a) as follows (provided in each case that the Purchaser's employment or consulting relationship with the Company has not been terminated prior to the date of any such release): twenty-five (25%) of the Unvested Shares shall be released from the Company's repurchase option immediately upon the start of the Vesting Commencement Date (as set forth on the signature page of this Agreement) and then the balance of Unvested Shares shall be released from the Company's repurchase option in equal successive monthly installments upon the completion of each of the next forty-eight (48) months thereafter, until all Shares are released from the Company's repurchase option; provided, however, that in the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, and if and only if the shareholders of the Company immediately prior to such sale or merger do not own a majority of the outstanding voting securities of the acquiring or surviving company, then all of the then Unvested Shares held by Purchaser shall be released from the repurchase option. Fractional shares shall be rounded to the nearest whole share. Upon the expiration or exercise of the Company's repurchase option described in this
Section 3(a), a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 6(b) of this Agreement and delivered to the Purchaser.

          (1) For purposes of this Section 3(a), termination "for Cause" shall mean (i) the willful failure by Purchaser substantially to perform his material duties after a written demand for substantial performance is delivered to Purchaser by the Board of Directors which specifically identifies the manner in which the Board of Directors believes that Purchaser has not substantially performed his material duties (including without limitation the failure by Purchaser to follow any reasonable specific directive established by a majority of the disinterested members of the Company's Board of Directors and of which Purchaser is given notice), which failure to perform continues for 30 days after such written notice (or, if longer than 30 days is reasonably required to cure, where such failure to perform continues beyond the end of the period reasonably required to cure, provided that such extension of the cure period beyond 30 days will apply only if Purchaser diligently seeks to cure during such extension period and further provided that in no event shall the total period to cure exceed 60 days); (ii) bad faith conduct related to the Company or the performance of Purchaser's material duties for the Company; or (iii) the conviction of Purchaser of any crime involving the property or business of the Company or its affiliates.

          (2) For purposes of this Section 3(a), "Constructive Termination" shall be deemed to occur in the event of (i) a material reduction in base salary (other than a reduction applicable to all officers), (ii) a material change in responsibility or authority, (iii) any change in job location outside the San Francisco Bay Area without Purchaser's consent, (iv) permanent disability, expected to last longer than 180 days, as certified by a medical professional,
(v) any change in title, or (vi) the Company's breach of any of its material obligations to Purchaser, including any failure to pay amounts due or provide benefits to which Purchaser is entitled hereunder or under Company policy.

     (b)  Right of First Refusal.  In the event, at any time after the date of
          ----------------------
this Agreement, Purchaser or his transferee desires to sell or transfer in any manner the Shares, he shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) upon which he is proposing to dispose of such Shares. Said right of first refusal shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by Purchaser of the terms and conditions of said proposed sale or transfer and the name, address and phone number of each proposed buyer or transferee. If the Company desires to exercise such right of first refusal, it shall notify Purchaser in writing within such thirty day period. In the event the Shares are not disposed of on such terms within thirty (30) days following the lapse of the period of the right of first refusal provided to the Company, or if Purchaser proposes to change the price or other terms to make such terms more favorable to the buyer, the Shares shall once again be subject to the right of first refusal herein provided.

     (c)  Restrictions Binding on Transferees.  All transferees of Shares or any
          -----------------------------------
interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Company's option to repurchase under Section 3.

Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (d)  Involuntary Transfer. In the event, at any time after the date of
               --------------------
this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Shares.

          (e)  Price for Involuntary Transfer. With respect to any stock to be
               ------------------------------
transferred pursuant to Section 3(d), the price per Share shall be a price set in good faith by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify the Purchaser or the Purchaser's executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. The decision of the Board of Directors as to the purchase price shall be final.

          (f)  Assignment. The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (g)  Public Offering Lockup. The Purchaser and the Purchaser's
               ----------------------
transferees will not, without the prior written consent of the Company, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any of the Shares for a period of one hundred eighty (180) days following the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the Company's initial public offering of securities.

          (h)  Termination of Refusal Right.  The right of first refusal granted
               ----------------------------
the Company by Section 3(b) and the rights with respect to involuntary transfers set forth in Section 3(d) above shall terminate at such time as a public market exists for the Company's capital stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.


          Subject to Section 3(a) above, upon termination of the right of first refusal imposed by this Agreement, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(b) hereof and delivered to Purchaser.

          (i) Exempt Transfers. The restrictions on transfer of this Section 3
              ----------------
shall not apply to a transfer to the Purchaser's ancestors or descendants or spouse or to a trustee for their benefit, provided that such transferees shall agree in writing to take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

     4.   Escrow.
          ------

          For purposes of facilitating the enforcement of the provisions of
Section 3 above, the Purchaser agrees, immediately upon receipt of the certificate(s) for the Purchaser's Shares, to deliver such certificate(s) representing the Unvested Shares with a stock power executed by the Purchaser and by the Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company or its designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. The Purchaser hereby acknowledges that the Secretary of the Company (or its designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. The Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. The Secretary of the Company shall act as the escrow holder with respect to such Shares.


     5.   Investment Representations.
          --------------------------
          In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) Purchaser is aware of the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (1) the sale being made through a broker in an unsolicited "brokers transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. PURCHASER UNDERSTANDS THAT PAYMENT BY NOTE IS NOT DEEMED TO BE FULL PAYMENT UNDER RULE 144 UNLESS IT IS SECURED BY ASSETS OTHER THAN THE SHARES.

          In the event that the Company does not qualify under Rule 701, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) Purchaser further understands that at the time Purchaser wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the securities under Rule 144 even if the two-year minimum holding period had been satisfied.

          (f) Purchaser further understands that in the event all of the applicable requirements of Rule 701 and Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 701 and Rule 144 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 701 and Rule 144 will have a substantial burden of proof establishing that an exemption from registration is available for such offers or sales and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     6.   Legends.
          -------

          The certificate or certificates representing the Shares shall bear the following legends:

          (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          (c) Any legend required to be placed thereon by the California Commissioner of Corporations.

     7.   Section 83 (b) Election.
          -----------------------

          The Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code") taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the repurchase option set forth in paragraph 3(a) of this Agreement. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the repurchase option expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid tax treatment under
Section 83(a) in the future. The form for making the Purchaser's election is attached to this Agreement. The Purchaser understands that the failure to file such an election in a timely manner may result in adverse tax consequences for the Purchaser. The Purchaser further understands that an additional copy of such election form should be filed with Purchaser's federal income tax return for the calendar year in which the date of this Agreement falls.

     8.   Rule 701.
          --------

          Purchaser and the Company hereby agree and acknowledge that the issuance of the Shares hereby is in connection with a compensatory benefit plan for the employees, directors, officers, advisers or consultants of the Company and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act.

     9.   Miscellaneous.
          -------------
          (a)  Governing Law. This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California.

          (b)  Entire Agreement; Enforcement of Rights. This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction. This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices. Any notice, demand or request required or permitted to
               -------
be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or five (5) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, attention the President, and if to the Purchaser, at the Purchaser's address as then shown on the stock records of the Company.

          (f)  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (g)  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (h)  California Corporate Securities Law. THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          (i)  Successors and Assigns. The rights and benefits of this Agreement
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                                   * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                             STARRIDGE NETWORKS, INC.


                                             By:______________________________

                                             Title:___________________________


PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                                                    /s/ Bobby R. Johnson, Jr.
Vesting Commencement                                __________________________
Date:  May 22, 1996                                 Bobby R. Johnson, Jr.

                                   EXHIBIT A
                                   ---------

                           INSTRUMENT OF ASSIGNMENT
                           ------------------------

     KNOW BY THESE PRESENTS THAT:

     Bobby R. Johnson, Jr. ("Founder"), FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey, transfer, assign, set over and deliver unto StarRidge Networks, Inc., a Delaware corporation (the "Company"), its successors and assigns, all of the proprietary information and business concepts described on
Schedule I attached hereto (the "Technology"), as now existing.
----------

     TO HAVE AND TO HOLD, all and singular, of the properties, assets and rights granted and transferred hereby, with the appurtenances thereof, unto the Company, its successors and assigns forever, to and their own use and benefit.

     For the consideration aforesaid, Founder hereby constitutes and appoints the Company, its successors and assigns, the true and lawful attorney or attorneys of Founder, with full power of substitution, for Founder and in its name and stead, or otherwise, but on behalf and for the benefit of the Company, its successors and assigns, to demand and receive from time to time, any and all properties hereby given, granted, bargained, sold, assigned, transferred, conveyed, set over, confirmed and delivered and give receipts and releases for and in respect to the same and any part thereof, and from time to time to institute and prosecute in the name of Founder or otherwise, but for the benefit of the Company, its successors and assigns, any and all proceedings at law, in equity or otherwise, which the Company, its successors or assigns, making proper in order to collect, assert or enforce any claim, right or title of any kind in and to the properties hereby given, granted, bargained, sold, assigned, transferred, set over, confirmed, delivered or conveyed, and to defend or compromise any or all actions, suits or proceedings in respect of any of said properties and do all such acts and things in relation thereto as the Company, its successors and assigns, shall deem advisable, Founder hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and shall be irrevocable by Founder in any manner and for any reason.

     Founder for himself and his successors and assigns, does hereby covenant with the Company, its successors and assigns, that Founder and his successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments, conveyances, powers of attorney, conveying and confirming unto the Company, its successors and assigns, all and singular, the properties hereby granted, sold, assigned, transferred, conveyed and delivered as the Company, its successors or assigns, shall reasonably require, provided, however, that the Company, its successors and assigns shall prepare all necessary documentation.

     This Assignment is executed and delivered in, and shall be construed and enforced in accordance with the domestic laws of the State of California, and shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, Bobby R. Johnson, Jr. has signed this instrument in his name to be effective as of the 6th day of June, 1996.


                                        BOBBY R. JOHNSON, JR.

                                        /s/ Bobby R. Johnson, Jr.
                                        __________________________
                                        (Signature)

                                  SCHEDULE I
                                  ----------

                                  TECHNOLOGY
                                  ----------

    "Certain business concepts and proprietary information relating to the development of next generation high performance campus lan infrastructure products."

                                   EXHIBIT B
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ ( ) shares of the Common Stock of StarRidge Networks, Inc. standing in its name on the books of said corporation represented by Certificate No. ___ herewith and does hereby irrevocably constitute and appoint __________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated:________________.
                                             /s/ Bobby R. Johnson, Jr.
                                             _____________________________
                                             Bobby R. Johnson, Jr.

     This Assignment Separate from Certificate was executed in conjunction with the terms of a Common Stock Purchase Agreement between the above assignor and StarRidge Networks, Inc. on June ___, 1996.

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT C
                                   ---------

                               CONSENT OF SPOUSE
                               -----------------

          I, Donna V. Johnson, spouse of Bobby R. Johnson, Jr., have read and hereby approve the foregoing Common Stock Purchase Agreement (the "Agreement").
                                                                   ---------
In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other interest I may have in the Shares shall be subject to the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment to or exercise of any rights I may have under the Agreement.


                                    /s/ Donna V. Johnson
                                    __________________________________

                                    Name: Donna V. Johnson
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